Exhibit 10.3
                               DEFERRAL AGREEMENT
          Dear Customer:

          We have deferred payment on your loan or sales contract as described below. To assist us in completing this deferral please: (1) Sign this form in the lower right corner, (2) Return the Lender Copy to us, and
          (3) Keep the Customer Copy for your records. If applicable, the premium cost for extending your insurance coverage and official fees for the deferral period are shown below.

          Please sign and return this form as soon as possible, and don't hesitate to call if we may be of further assistance.

                                                           Sincerely,

                                                           ss/TOM AVANT
                                                           ________________
                                                           Tom Avant

         CUSTOMER NAME AND ADDRESS

                   TOWER TECH, INC.                   CHICKASHA BANK & TRUST CO
                   P 0 BOX 891810                     1924 5 4TH
                   OKLAHOMA CITY, OK 73189            P0 BOX 1507
                                                      CHICKASHA, OK 73023.


PRINCIPAL REDUCTION OF $20,000.00 PLUS INTEREST $2,849.33 = TOTAL DUE $22,849.33


                    DEFERRAL TERMS & ITEMIZATION OF CHARGES

DATE OF DEFERRAL AGREEMENT   LOAN/NOTE NUMBER         DATE OF ORIGINAL CONTRACT
       6/16/99                     20720-16                     9/22/97


ORIGINAL PAYMENT DUE DATE(S)                CUSTOMER SIGNATURES
       May 21, 1999               I/We agree to the terms and acknowledge
                                  receiving a completed copy of this Agreement.
REMARKS                           NOTICE:This Agreement, together with all other
       EXTENDED MATURITY DATE     documents, agreements, instruments or other
       TO AUGUST 30, 1999         writings, executed by your and accepted by the
                                  Lender are the final expression of the
                                  agreement between you and the Lender, and may not be contradicted by evidence of any prior or contemporaneous oral agreements between you and the Lender. Any credit agreement not contained in the printed form must be inserted below to be enforceable.



 $380,001.00  7. TOTAL AMOUNT
 -----------     DEFERRED
 -----------


11.00%        8. ANNUAL
                 PERCENTAGE
                 RATE
                                  I/We affirm that there are no unwritten oral agreements between the Lender and me/us.


                                  By:  ss/CHARLES D. WHITSITT CFO
                                  ---------------------------------------
                                  Charles D. Whitsitt
DEFERRAL CHARGE
$

DATE DEFERRAL CHARGE
IS DUE
(If different from Payment
Due Date below)                   By:  ss/HAROLD CURTIS CEO
                                  ---------------------------------------
                                  Harold Curtis


TOTAL PAYMENT AMOUNT
$----------------------

DATE PAYMENT IS DUE

AUGUST 30, 1999                   LENDER SIGNATURE

                                  ---------------------------------------------